Exhibit 99.1

FORWARD-LOOKING STATEMENTS

Portions of the narrative set forth in this document that are not statements of historical or current facts are forward-looking statements. The Company’s actual future performance may materially differ from that contemplated by the forward-looking statements as a result of a variety of factors. These factors include, in addition to those mentioned elsewhere herein:

–	The condition of the markets which the Company serves, whether defined geographically or by segment, with the major market segments being telecommunications and computer, optical media, automotive electronics, industrial components, aerospace and defense, and appliance;

–	Changes in product mix and the financial condition of particular customers;

–	The Company’s success in implementing its strategic plans and the timely and successful completion of pending capital expansion projects;

–	The availability of adequate lines of credit and the associated interest rates;

–	Other financial factors, including tax rates, exchange rates, energy costs and the cost and availability of insurance;

–	Changes in government regulatory requirements and the enactment of new legislation that impacts the Company’s obligations; and,

–	The conclusion of pending litigation matters in accordance with the Company’s expectation that there will be no material adverse effects.

Brush Engineered Materials Inc. Profile Publicly traded since 1956: NYSE-listed since 1972. Founded 1931 as Brush Beryllium Company. - Building off earlier pioneering technical work at Brush Laboratories - Initial scope was development of commercial markets With onset of WW II and post war period, significant growth in defense and eventually, aerospace applications Mid-70s: major expansion of new commercial markets. Today, commercial markets represent 90% + of revenues

Leading manufacturer of high performance engineered materials Operations, service centers and major office locations in North America, Europe and Asia Serving growth oriented, long term, global markets: - Telecommunications and computers - Automotive electronics - Optical media Brush Engineered Materials Inc. Profile

BEM Materials are found in a wide range of critical and demanding applications requiring: - Strength - Reliability - Thermal & electrical - Miniaturization conductivity - Weight reduction - Power distribution - Reflectivity Brush Engineered Materials Inc. "Advancing The World's Technologies"

Brush Engineered Materials Inc. End Uses Optical Media Industrial products Life enhancing devices Cellular phones and other wireless communications Notebook and network computers Electronic components in cars and trucks

Metal Systems Brush Wellman Inc. (Alloy Products and Beryllium Products) Technical Materials, Inc. Microelectronics Williams Advanced Materials Inc. Electronic Products Brush Engineered Materials Inc. Organized into Two Separate Reportable Segments

Brush Engineered Materials Inc. Unique Capabilities from Mine to Value Added Material Delta, UT Bertrandite Ore Mining & Extraction Elmore, OH Casting, Rolling & Finishing Reading, PA Thin Gauge Rolling & Finishing Metal Systems World's only fully integrated producer of beryllium, beryllium-containing alloys and beryllia ceramic. High beryllium metals, ceramics and beryllium alloys

Unique Capabilities from Mine to Material Diverse in Scope and Product Metal Systems Alloy Products Manufactures strip products which are primarily copper beryllium and nickel beryllium alloys and bulk products which are copper, nickel and aluminum-based alloys manufactured in rod, bar, tube, plate and other customized forms. Beryllium Products Manufactures pure beryllium and beryllium aluminum alloys Technical Materials, Inc. (TMI) Manufactures engineered material systems including clad metals, plated metal, electron beam welded, solder plated and reflow materials. Microelectronics Williams Advanced Materials (WAM) Produces precious metal and specialty alloy products Electronic Products Electronic packaging, circuitry and powdered metal products

Corporate Structure May 16, 2000 Brush Engineered Materials Inc. became the publicly-traded Parent Company of Brush Wellman Inc. On January 1, 2001 Phase II of the Company's reorganization was completed with the creation of three new entities: Brush Ceramic Products Inc., Brush Resources Inc. and Zentrix Technologies Inc.

Sales Have Declined to mid-90's Levels $376 $433 $409 $455 $563 $473 $369 est.

Quarterly Earnings Comparison Q2 2001 telecommunication/computer market decline 0.14 0.37 -0.12 0.24 0.08 -0.18 -0.47 0.24 -0.60 0.25 -0.23

The portion of Brush's revenue from the telecom/ computer market has declined from nearly 50% to slightly more than 30% 49% 11% 10% 11% 6% 13% Automotive Telecom/ Computer Other Aerospace/ Defense Industrial Optical media 2000 2002 Automotive Optical media Industrial Aerospace/ Defense Other Telecom/ Computer 32% 18% 14% 15% 11% 10%

US Electronic Equipment Orders

Brush experienced a major downturn in Q-2 and Q3 2001, with revenue remaining flat since $147.2 $135.4 $137.2 $143.9 $145.5 $128.2 $106.2 $92.4 $89.6 $100.8 $93.5 2000 2001 2002

As a result, significant losses have occurred over the past five quarters (0.18) (0.12) (0.23) (0.60) (0.47) 0.08 0.37 Per Share/ Diluted (2.9) (2.0) (3.8) (9.9) (7.8) 1.3 6.2 Net Income $93.5 $100.7 $89.6 $92.4 $106.2 $128.5 $145.5 Net Sales Q-3 Q-2 Q-1 Q-4 Q-3 Q-2 Q-1 2002 2001 In $-Million, except for per share data

Through this period, variable margins have improved, despite the fall in revenue Year/Quarter Variable Margin% 2000 39.7% 2001 40.2% 2002 - YTD 40.4%

Brush has managed to reduce its breakeven point by $100 million $ (100) $ 420 $ 520 Breakeven Sales 41% 40% Contribution Rate $ (17) (17) (34) $ 104 70 174 $ 121 87 208 Fixed Costs Mfg Overhead SG&A + interest Total Change 01 --> 02 Est. 2002 2001 ($-Million) Note: Based on 2002 mix and metal prices

Headcount has been reduced by 24% 24% 1,898 1,946 2,500 Total 14% 1,096 1,114 1,279 All Others 34% 802 832 1,221 Alloy % Change 9/30/02 12/31/01 12/31/00 Employment as of:

Cash flow has remained positive through reduced working capital and lower capital spending 10 15 (5) (4) 16 (12) Sept 2002 YTD 29 7 38 (23) 21 (14) 2001 $4 $(8) $(13) $(21) $23 $23 2000 Operating Cash Flow Change in Inventory Change in A/R Capex Depr OP Operating Cash Flow $-Million (4) (11) (3) 10 Sept 2002 YTD 3 6 (32) 29 2001 $4 $(6) $6 $4 2000 Change in Cash Change in Debt Other Changes Operating Cash Flow Consolidated Cash Flow $-Million

Alloy has made significant progress Working Capital Reduced 36% ($56M) since Q-1 2001 Expense Control Manpower reduced by 34% since Q-1 2001 Manufacturing overhead and SG&A 24% lower in Q-3 2002 vs. Q-1 2001 Operations Safety (OSHA recordable) rate improved by 32% in manufacturing Rework rate improved 39% YTD On-time shipments to Service Centers 13% higher YTD, along with 11% improvement in manufacturing cycle times

Significant reduction in cost, above breakeven Variable cost - down by $4.3M over 18 months Workforce reduced by 35% Innovative partnership with State Workplace Program Major reduction in supply and maintenance cost Fixed cost - down by $4.4M over 18 months Operational improvements 15% increase in productivity 3% yield improvement TMI has responded aggressively to the market downturn Technical Materials, Inc. Q-1 2001 Q-3 2002 % Change Revenues in $M $21.0 $11.0 (52%)

Electronic Products also affected adversely Q-1 2001 Q-3 2002 % Change Revenues in $M $11.5 $7.0 (39%) Electronic Products has also responded Cost reduced, but not above breakeven Lean/Six Sigma programs focused on operational improvements

Sales and value-added flat Good growth in PVD, especially optical markets Strong earnings and cash flow Reduced headcount by 10% Reduced inventories, including consigned metals, by more than $6M in past year WAM is also generating favorable results

Beryllium Products is performing strongly Revenue improved 16% on strength of Military/defense Aerospace Solidly profitable Projected operating profit to improve more than $6 million from 2000 to 2002 Margins improved substantially Working capital as % of sales improved 20+% 2000-02

Corporate costs have also been reduced Dividend suspension Benefit changes/401-K Wages frozen Service cost reductions Legal expenses down

Near-term outlook for the telecom/computer market remains highly uncertain "The mobile infrastructure market remains challenging with continued low investments." . . . .Nokia "The market will keep shrinking in the second half. The question is what it will do next year. Today, I can't say when (a recovery will happen). We are still looking at an excess of capacity." . . . .Alcatel CEO "A number of telecom equipment suppliers have recently reported lower than expected sales and orders for the third quarter. This is consistent with our view that the market remains uncertain with few signs of stabilizing in the near term." . . . .Ericsson statement "Customers are increasingly having a harder time projecting their near-term business prospects in the weak spending environment." . . . .Cisco CEO "(There is) continuing market softness, and ongoing uncertainty in customer spending levels, particularly in North America." .... Lucent Technologies

Longer term outlook for our engineered materials is attractive Higher performance requirements growing Electrical Thermal Mechanical Fatigue resistance Corrosion resistance Strength Anti-galling

Computers and Related Products

For example, Alloy is aggressively working to broaden its base Marine and Power systems Undersea Housings Bearings and Wear applications ToughMet(tm) Plastics Tooling MoldMax(r) XL Electronics Market New Strip Alloys Tubing, Bearings and other special applications Oil and Gas Instrumentation Strip New Product Forms Applications/Markets New Products

Keys to returning to profitability in 2003 and beyond: Improving margins through operational efficiency Lean manufacturing Six Sigma Further overhead reductions Broaden the base - new revenue Improvement in demand from the telecom/ computer market

Summary Working aggressively to get to break even ASAP Cash flow is expected to remain positive through continued working capital reductions and minimal capital spending Downturn of key end-use markets is unprecedented Brush is not content to "wait it out" Long-term prospects bright Brush Engineered Materials is well positioned to capitalize on this growth

Segment Sales Review 2000 2001 2002 (thru Q3) $ % sales $ % sales $ % sales Metal Systems Group 378 67% 296 62% 176 62% Alloy 270 48% 217 45% 117 41% Beryllium Products 25 4% 28 6% 25 9% TMI 83 15% 51 11% 35 12% Microelectronics Group 179 32% 170 36% 102 36% WAM 136 24% 135 28% 80 28% Electronic Products 43 7% 35 8% 22 8% Other 7 1% 7 2% 6 2% TOTAL 564 100% 473 100% 284 100%

Segment Sales Review Q1 2002 Q2 2002 Q3 2002 $ % sales $ % sales $ % sales Metal Systems Group 56 62% 64 63% 57 61% Alloy 38 42% 41 41% 38 40% Beryllium Products 6 7% 10 10% 8 9% TMI 12 13% 13 12% 11 12% Microelectronics Group 34 38% 34 34% 34 37% WAM 26 29% 27 27% 27 29% Electronic Products 8 9% 7 7% 7 8% Other 0 0% 3 3% 2 2% TOTAL 90 100% 101 100% 93 100%

Segment Earnings 2000 2001 2002 thru Q3 $ % total $ % total $ % total Metal Systems Group 10.2 44% (20.1) 100% (23.6) 100% Microelectronics Group 8.4 37% 4.5 - 5.0 - Other 4.4 19% 1.5 - 6.6 - Total Segment EBIT 23.0 (14.1) (12.0)

Segment Earnings - 2002 Q1 Q2 Q3 Metal Systems Group (8.5) (5.1) (10.0) Microelectronics Group 2.2 1.5 1.3 Other .8 1.0 4.8 Total Segment EBIT (5.5) (2.6) (3.9)

Brush Wellman Alloy Vision Brush Wellman is the leading supplier of High Performance Copper Alloys worldwide, providing manufacturing excellence in the form of high reliability products and services to satisfy our customers most demanding applications. We provide these services in a culture of local support and global teamwork. BRUSHWELLMAN Engineered Materials

Alloy Products Markets Strip Markets Telecommunications Computers Automotive Electronics Appliance Bulk Markets Plastic molds Undersea Aerospace Oil and gas Mining Bearings 2001 YTD Bulk (30%) Strip (70%) BRUSHWELLMA N Engineered Materials

Alloy Products Strip product forms & applications Product Forms Typically thinner gauge than 0.025" (0.6 mm) Typically supplied in coils of 1/2" - 2" wide Typically delivered in quantities of 20 - 12,000 lb/order Always manufactured to customer specified and frequently customized combinations of properties. Supplied either as ready to stamp and use, or for customer to heat treat after stamping to obtain specific properties. Strip Products Stamped and formed conducting - Electronic connector terminals spring components - Automotive wiring harness terminals - Electrical relay and switch contacts Stamped and formed mechanical - Thermostat and pressure sensor bellows components - Shielding Strips - Microprocessor Sockets Rod & Wire Swiss machine turned components - Microprocessor PGA sockets Cold headed components - High frequency coaxial connectors BRUSHWELLMA N Engineered Materials

Alloy Products Strip Products - Strategy Maintain focus on 4 major end-use markets Computer Telecommunications Automotive Appliance Defend market leadership in traditional alloy strip, rod & wire Reduce total cost of manufacture to allow penetration of mid-range alloy applications Enhance product properties to provide additional value to customers Introduce new alloys to meet needs of targeted market opportunities. Brush 60, CuTi, ToughMet, Alloy 390 Focus on new non-connector markets Deep Offshore Oil and Gas, Bearings, Instrumentation Tubing, Heat Exchanger Tubing Geographic Growth Expand commercial operations in Asia Pacific BRUSHWELLMAN Engineered Materials

Strip Capacity Expansion Elmore and Reading Facilities $140 Million Added casting, hot rolling, annealing and cold rolling capacity at Elmore Added light gauge strip and mill hardening capacity at Reading 50% to 100% capacity increase depending upon product product product product product product product product product product product BRUSHWELLMAN Engineered Materials

Competitive Alloy Comparison & Strategy Performance Parameter (Formability, Conductivity, Stress Relax) $/Lb. 0 1 2 3 4 5 6 7 8 Brass Phos Bronze Traditional Copper Beryllium Alloys Alloy 174 Brush 60 CuNiSi High Strength Phos Bronze 10 Alloy Strip Form Products developed Brush 60 (telecom/computer applications) targeted at the mid-priced range alloy market. This alloy offers superior performance and reliability at a cost- effective price. The size and number of potential product applications for the mid- priced range alloy market is much greater than the available market for the higher priced traditional copper beryllium alloys. BRUSHWELLMA N Engineered Materials

Automotive Electronics Definition: power and signal distribution in passenger cars and light trucks - connectors, switches and relays BRUSHWELLMA N Engineered Materials

Automotive Applications

<u>Potential New Applications:</u>

- Infotronics/telematics - in car multimedia systems and mobile communication systems, navigational, global positioning, internet based services.
- Powertrain electronics - in vehicle networks, drive-by-wire systems, continuously variable transmission, intelligent braking
- Safety systems - intelligent air bag systems, driver alertness monitoring, adaptive cruise control, frontal collision warning, intelligent highway vehicle systems, automatic emergency notification
- 42 Volt Powernet - increase number of terminals, switches and relays used in a vehicle; shift mix of components size toward miniaturization due to smaller current and increase the number of performance critical systems in a vehicle.

BRUSHWELLMAN
Engineered Materials

Computer Definition: Brush Wellman's high performance alloys are sold to the computer industry in strip and wire forms for connectors, contacts, and shielding. End use applications include servers, workstations, notebook and desk top computers, personal digital assistants (PDAs), and data storage devices. BRUSHWELLMA N Engineered Materials

Computer Applications

<u>Examples of specific end-use product applications</u>

- Fingerstock shielding used in servers and data storage.
- Power connectors used in server power supplies manufactured by Sun, HP, Compaq, and Intel.
- Intel and AMD's Pentium 4 microprocessor socket connectors.
- PDA ID connector and battery contacts.
- VHDM connector system for EMC data storage systems.

<u>Examples of future target product applications</u>

- Intel and AMD's Pentium 5 microprocessor connectors.
- Power connectors for multi-chip module interfaces as well as backpanel power applications in high end servers.
- High pin count and high density flex circuit interface connectors for high resolution flat panel displays.

BRUSHWELLMAN
Engineered Materials

Telecommunications Definition: Brush Wellman's high performance alloys are sold to the telecommunications industry in strip and wire forms for connectors, contacts, shielding, switches and relays. End use applications include wireless base stations, cell phones, pagers, telecom switching equipment, transmission equipment and communication networks. BRUSHWELLMA N Engineered Materials

Telecommunication Applications

<u>Examples of specific end-use product applications</u>

• Handheld and portable device battery clips, antenna clips, I.O. connectors, board to board connectors, SIM card connectors & display connectors.

• Category 6 modular jacks for connecting data networks.

• Shielding gaskets and clips for EMI protection.

• Coaxial switches for cable company central office switches.

• VHDM connector system used in backpanel connector systems for fast Ethernet and Gigabit Ethernet switches and routers.

<u>Examples of future target product applications</u>

• Category 7 modular jacks for data networks.

• Low profile board to board connectors for wireless handsets and high speed mezzanine connectors for network switches and routers.

BRUSHWELLMAN
Engineered Materials

Cellphone Connector Applications BRUSHWELLMA N Engineered Materials

Rear of Circuit Board Battery Contacts Brush Wellman Alloy Vibrator Motor Contacts Brush Wellman Alloy Battery Clips Brush Wellman Alloy Antenna Contact Brush Wellman Alloy

Front of Circuit Board Hands Free Set Connector Brush Wellman Alloy and other material BRUSHWELLMA N Engineered Materials

Alloy Products Bulk Products - Product forms & applications Product Forms Any shape other than strip Typically supplied as Rod, Bar, Thick or thin walled Tube, Plate, Casting Ingot, Forging Billet - or as a custom fabrication. Supplied either as ready to machine and use, or for customer to heat treat after machining to obtain specific properties. Applications Plate: Plastic molds; Metal casting molds Rod/Bar: Aero bearings; Electrical welding electrode holders; Mechanical fittings; Plastic mold heat conductors Tube: Aero bearings; oil & gas drilling instrumentation casings; Casting Ingot: High strength/conductivity foundry castings Master Alloy: Aluminum and Magnesium refinery additives BRUSHWELLMA N Engineered Materials

Plastics - Moldmax XL Similar properties to dominant tooling materials and standard Moldmax Productivity similar to Moldmax (CuBe) of 30% No EH&S issues Value proposition includes machinability >5X steels adding cost benefits to offset increased material costs Value proposition - no added cost for faster cycles and lower cost manufacturing BRUSHWELLMAN Engineered Materials

Lorain Casting Facility
Spinodal and Equacast^{TM} Technology-Winning!

High performance Copper based engineered materials:

- Strength and hardness found in CuBe products
- Thermal conductivity

The value proposition differentiates:

- No EH&S issues
- Corrosion resistance
- Superb tribological properties (low friction coefficient, excellent wear resistance - without lube) adding value in Reliability,Uptime, and Less Mtce.
- Machinability and Design Simplicity adding cost benefits to offset increased material costs
- Casting capability including size, shapes, tubes and quality

Developing Applications in the markets we are strong:

Mold Tooling, Aircraft Parts, Drilling Equipment

Developing markets/applications where technology is strong:

Oil Well Completion Equipment, Mining, Heavy Equipment, Hydraulic Systems, Marine Hardware, Engine Bearings.

Lorain Technology Expanding Brush Wellman market and application reach

BRUSHWELLMAN
Engineered Materials

BRUSHWELLMAN Engineered Materials ToughMetTM Industrial Components Results:

ToughMetTM Industrial Components Results: BRUSHWELLMAN Engineered Materials

Alloy Progress Working Capital Reduced 36% ($56M) since Q-1 2001 Expense Control Manpower reduced by 36% since Q-1 2001 Manufacturing overhead and SG&A 28% lower in Q-3 2002 vs. Q-1 2001 Operations Safety (OSHA recordable) rate improved by 33% in manufacturing Rework rate improved 40% YTD On-time shipments to Service Centers 16% higher YTD, along with 14% improvement in manufacturing cycle times BRUSHWELLMAN Engineered Materials

Brush International Inc. Global Sales, Marketing, Distribution & Tech Service Brush International Inc. S. Freeman ?------ Asia / Pacific -----------? ? ---------------- Europe ---------------- ? ? - Emerging Markets -? BWS BWJ BWC BWL BWG EXPORTS FROM USA Singapore Taiwan Japan China U.K. Germany Italy Spain T. Ong J. Tien K. Hase J. Oei G. Shapland K.L. Rausch A. Danielli F. Aguirre W. Zeder Singapore Brush International Service Centers Tokyo / Fukaya Hong Kong Reading Stuttgart

Brush International Inc. Sales by Region Asia 49.0% Europe 48.0% Rest of World 3.0%

Brush International, Inc. Sales by Market Segment Strip Products 87% Bulk Products 13%

Brush Wellman Beryllium Products Products Beryllium Metal - One of the lightest metals known - Family of vacuum hot and hot/cold isostatically pressed powder-derived metals AlBeMet? - Family of lightweight alloy composites - Extruded, rolled sheet and hot isostatically pressed powder-derived metals BRUSHWELLMAN Engineered Materials

Brush Wellman Beryllium Products Products - Cont. E-Materials - Family of low expansion, lightweight electronic packaging materials - Composites of beryllium metal and beryllium oxide Beryllium Oxide/ Chemicals - Ceramic-grade beryllium oxide powder - Specialty beryllium-containing chemicals BRUSHWELLMAN Engineered Materials

Brush Wellman Beryllium Products Facilities Elmore, Ohio Fremont, California BRUSHWELLMAN Engineered Materials

Key Product Attributes Be/AlBeMet(tm) Light Weight (Density) High Stiffness (Elastic Modulus) High Thermal Conductance/Capacity Low Thermal Expansion Be Transparent to X-Rays Neutron Reflector BRUSHWELLMAN Engineered Materials

Brush Wellman Beryllium Products Primary Competition...Alternative Materials Organic Composites (e.g. Carbon epoxy) Metal Matrix Composites (e.g. Al - silicon carbide) Titanium Aluminum (high strength grades) BRUSHWELLMAN Engineered Materials

Major Defense/Aerospace Applications for Brush Wellman Beryllium Products Optics Optical substrate and support structure for visual and infrared target acquisition systems (fighter aircraft, helicopters, tanks) and astronomical telescopes. Satellites Structures for defense and commercial telecommunications satellites. Electronics Electronic packaging for defense avionics and electronic countermeasures systems for helicopters and fighter aircraft. Applications include chassis, circuit boards, covers and packages. BRUSHWELLMAN Engineered Materials

Major Commercial Applications for Brush Wellman Beryllium Products X-ray Windows Radiographic tube components for ? medical diagnostic equipment (x-ray, mammography, CAT-scan), and ? industrial x-ray equipment Optical Scanners Mirrors for laser scanners used in reprographic and other high- performance laser applications. Motion control Structural components for high-precision semiconductor processing and industrial robotic equipment BRUSHWELLMAN Engineered Materials

Beryllium Products - Trends Good growth in defense sales in 2002. Slowdown noted in commercial business due to weak industrial markets. Defense bookings remain strong for delivery early in 2003. Defense sales outlook is excellent long term. Examples include production build of F-22, classified satellite, and missile defense system business. BRUSHWELLMAN Engineered Materials

TMI - From a Customer Perspective WHAT TMI provides our customers the ability to demand varied performance (electrical, thermal, or mechanical) from a metal surface area or section. WHO We provide this "service" to the telecommunication, automotive, computer, semiconductor and other industries. HOW By offering various forms of strip metal products: clad metals, plated metals, electron beam welded, solder plated, reflowed or printed-on, milled and/or skived metal strip or various combinations of the above.

Sales Growth Average annual growth rate was 14% from 1995 - 2001 Millions *Forecasted

Our Major Markets Automotive Telecommunications Computer Jewelry Semiconductor Appliances Medical Aircraft Misc. Telecom Computer Automotive

Our Major Applications Capacitors Coins and Tokens Connectors Contact Probes Fuses Leadframes Micro Motor Microwave Potentiometers Relays Sensors Solder Clips Switches Air Bag Sensor Leadframe Connectors

Electroplating Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies

Stripe Plating Application Cellular Phone Battery Contact Base Material: BeCu Overall Ni plating Selective Au (one side) Selective SnPb (both sides) Base Material

Competitive Advantage Quality QS 9000 / ISO 9002 State-of-the-art equipment Vision Systems / PLC Systems for consistent quality Design Support Technical knowledge Engineering expertise Overall Capabilities Slitting and leveling Inlay / Electron-Beam Welding / Solder / Milling / Skiving / Plating Any combination of the above processes Large coil handling capability

Strategic Concept Total capability under one roof Make it easy for our customers to get what they need to satisfy their customers' requirements Make our customers competitive with reliable products Solve problems for our customers with engineered strip metal solutions Explore and develop new markets and geographic regions for manufacturing (China).

Growth in Electroplating Precious and non-precious metals Overall and selective stripe plating capabilities Combination with other TMI technologies Proprietary closed contact plating technology Building additional lines to further increase capacity

Summary From 1992-2000 TMI sales more than quadrupled. 2001 and 2002 proved to be extremely difficult years due to major served markets being severely depressed; however, TMI remained profitable in both years. We have added major new technical capabilities using state of the art equipment in precious metal electroplating to better serve worldwide customer demand (both technical & capacity). We are ISO and QS registered. We will add additional Plating technology and capacity to service market demand as required. We are making further inroads into new markets (energy) and other markets (consumer, medical, appliance, construction) in order to broaden our served market base and will have a much different served market profile by 2004/2005.

Our focus is on materials, circuitry, subassemblies and packaging for the wireless & fiber-optic telecom market, specifically the signal amplifiers... Signal amplifiers transmit signals through air (wireless) or optical fiber media by boosting signal strength while maintaining integrity. Thermal management and reliability properties are of paramount importance. Signal amplifiers are critical active components located in base stations for wireless (cellular) and in regenerator stations along fiber-optic (Internet) links.

Our Overall Strategy Vertically integrate materials to subsystem assembly, providing customized solutions Meet the Customer's needs Materials or subassemblies Fast Flexible Manufacturing Systems Responsive to market needs

Data is demanding and will play an expanding role in the communication infrastructure 0 5 10 15 20 25 30 1990 1995 2000 2005 Relative Load Voice Data & Voice Combined Growth Fueled by: Internet/Intranet Business Data Lan Interworking Deregulation Telecommuting New Services ElectroniCast, CIBC Oppenheimer

Business Groups Packaging Electronic Packaging Products Circuitry Circuits Processing Technology Materials Powder Metal Products Brush Ceramic Products* *As part of our Materials group, Zentrix provides sales and marketing support of beryllium oxide (BeO) ceramics for the industry leader, Brush Ceramic Products, Inc.

Electronic Packaging Products Located in Newburyport, MA Products RF Power Packages for base stations in cellular phone & wireless data networks, cellular phones and smart antennas Fiber Optic Package components for amplifiers in fiber optic networks (to carry internet traffic) Automotive Components for ignition systems in cars and trucks

Circuits Processing Technology (CPT) Located in Oceanside, CA Products High Frequency Wireless circuitry for base stations in cellular phone & wireless data networks and satellite communications Fiber Optic Package components for amplifiers in fiber optic networks (to carry internet traffic) High Frequency Military and Aerospace Circuitry used in military radar and missile guidance

Powder Metal Products Located in Tucson, AZ Products RF Power Package Components for base stations in cellular phone and wireless data networks Fiber Optic Package Components for amplifiers in fiber optic networks (to carry internet traffic) and commercial lasers such as high speed printers

Brush Ceramic Products* Marketed and distributed by Zentrix Technologies Located in Tucson, AZ Products RF Power Package Components for cellular base stations, high definition television (HDTV), and cable TV Fiber Optic Package components for amplifiers in fiber optic networks (to carry internet traffic) Gas Laser Components for DNA analysis, cataract removal, HIV and other blood related testing, silicon wafer defect detection, teeth whitening, R&D materials research Automotive components for ignition systems *Sales and marketing support of Brush Ceramic Products is provided by Zentrix Technologies

Williams Advanced Materials Overview Williams is a supplier of high-purity, specialty metals serving the wireless, photonics, data storage, high temperature joining, traditional microelectronics and performance film markets. Established 1918. Subsidiary of Brush Engineered Materials (formerly Brush Wellman Inc.) Business Groups Packaging Material Products - Solder preforms, bonding wire, FLA's, clad material and refining. These materials are used in photonic, wireless, traditional semiconductor and hybrid microelectronic packaging applications. Specialty Alloy Products - Braze materials and structural alloys. These materials are used in electron tube, photonic and aerospace applications. PVD(Physical Vapor Deposition) products - Precious metal and non-precious metal sputtering and evaporation materials, refining and related services. These materials are used in wireless, photonic, thin film heads, optical media, hybrid microelectronic and performance film applications.

WAM Headquarters Buffalo, NY USA - Manufacturing Facility 100,000 ft2 overall, 6,500 ft2 of cleanroom, state-of-the-art machining/ milling/rolling/stamping/ cladding centers, hydrostatic wire extrusion, high purity refining/recycling, metals casting, automated plating, full analytical capabilities, product Research & Development

Far East Operations Singapore - WAM Far East Pte. Ltd. 5,000 ft2, 2,500 ft2 of cleanroom, automated assembly operations, hydrostatic wire process, product development. PVD bonding operation.

Far East Operations Subic Bay, Philippines Combo-Lid(r), low-cost lids and preform - assembly, inspection and packaging

Specialty Alloys Operations Wheatfield, NY USA- Williams Specialty Alloys 30,000 ft2 with volume vacuum casting, rolling, annealing, powder atomizing and machining. 10 acres for expansion

Pure Tech Operations Brewster, NY USA - Pure Tech 35,000 ft2 with vacuum melting, hot-pressing, milling, Hot & cold rolling automated machining and target bonding capabilities. Acreage to more than double our facility as needed.

Target Bonding Centers Buffalo, NY Brewster, NY Santa Clara, CA Limerick, Ireland Singapore Taiwan - Q4

Williams Advanced Materials Service and Support Regional Offices (Sales and Applications Engineering support) Santa Clara, CA Manila, Philippines London, England Buffalo, NY Singapore Boston, MA Guadalajara, Mexico Dallas, TX Brewster, NY Tucson , AZ Taipei, Taiwan Worldwide Representatives Florida France Israel Korea India China Japan Italy Germany

Solder preforms and clad materials Hybrid Microelectronic Device Williams Advanced Materials Packaging Material Products Products Markets Wireless, Photonics and Hybrid/ Traditional Microelectronic Devices Typical End-uses Cell phones, LEDs, fiber-optic networks, PC's, military electronics, avionics, medical electronics, appliances Combo-Lids(r) - Frame/lid assembly Hermetic sealing Clad Materials Thermal management Bonding Wire Electronic interconnect Solder Preforms Component attachment Refining Scrap recovery Markets

Electron Tube WAMBRAZETM Materials Williams Advanced Materials Specialty Alloy Products Products Markets Braze materials Powder, ribbon and preform Structural Alloys Monel Cupronickel Nickel Tunsten Markets Electron Tube, Photonics, Aerospace, microelectronic packaging Typical End-uses Cellular base stations, lasers, x-ray machines, industrial microwaves

Cellular Phone (wireless) Sputtering Targets Williams Advanced Materials Physical Vapor Deposition(PVD) Products Products Precious Metal Sputtering Targets and Evaporation Materials Precious Metal Refining Services Non-precious Metal Sputtering Targets and Evaporation Materials Markets Wireless microelectronics, Optical media, Photonics, thin film heads, glass, decorative, wear resistance, performance film Typical End-uses Wireless and fiber optic components, Recordable CDs, DVDs, Architectural glass, Hard Disks, faucets, automotive glass Markets

Williams Strategic Leverage Ensuring Distinctive Abilities Translate to Maximum Returns Over 80 years of metal management and fabrication experience Ability to efficiently manage precious metals critical to customers One-stop Shopping Comprehensive product offering Allows customer to reduce supplier base Industry leading lead times Reduces Total Cost to Customer - Inventory turns Alleviates planning "headaches" Fully Integrated Operations In house fabrication, refining and analysis Reduced cycle times and single point of contact for metal needs Service WAM provides a unique, coordinated response to customers We help our customers do their jobs - sales, engineering, accounting, etc. We also prepare our customers for the future

WAM - Trends Wireless and Photonics Market flat to down through 2002 WAM well positioned with major device manufacturers Expected gains in market share and new customers Data Storage 15-20% growth in DVD market segment through 2002 Flat MR/GMR market segment Traditional Microelectronics Strong growth anticipated in military component Commercial business flat through 2002 High Temperature Joining Tied to telecom infrastructure. Softness through 2002 expected.

Litigation Positive Momentum Continued Through 2002 Highlights: - Consecutive series of favorable court rulings throughout 2002 builds on 2001 legal successes - Favorable court rulings and settlement agreement allowed Brush Wellman to reduce caseload by half

Litigation In the Court Room: Judges and juries have continued to decide for Brush Wellman in a number of important cases in several states. Resulting benefits: +Exonerates Brush Wellman from baseless charges + Formally acknowledges Brush Wellman's extensive worker protection measures

Litigation Summary of Workplace-related Litigation Decided in Favor of Brush Wellman in 2002:

Consecutive Legal Victories Colyer v. Brush Wellman. (Orange County, California Superior Court) November 2002. 12 person jury returned a unanimous verdict for Brush Wellman following a five-week trial finding that: The company was not negligent There was no defect in the product or warnings Brush Wellman did not conceal or suppress any material fact

Consecutive Legal Victories Renwand v. Brush Wellman Inc. (Court of Appeals, Eighth District, Ohio). October 2002. Unanimous ruling by three-judge panel affirmed earlier summary judgment for the company by the Cuyahoga County, Ohio trial court In its ruling, the court recognized Brush Wellman's safety precautions and noted, based on the evidence provided, the company "did not disregard the safety of its employees and worked diligently to protect its employees from CBD (chronic beryllium disease)." Ruling discredits false and sensationalized charges by certain media, and plaintiffs' attorneys who alleged Brush Wellman compromised worker protection

Consecutive Legal Victories David Norgard v. Brush Wellman Inc. (October 2002) Court of Common Pleas, Cuyahoga County, Ohio granted Brush Wellman's motion for summary judgment Ruling further discredits inaccurate and unsupportable charges made by plaintiffs and their trial attorneys alleging wrongful acts by Brush Wellman involving its employees, or involving the company's extensive and proactive occupational health and safety initiatives.

Caseload Significantly Reduced in 2002 As of Nov. 30, 2002, caseload reduced to 41 cases. Settlement reached in second quarter 2002 included dismissal of claims by 87 plaintiffs Settlement did not materially affect Brush Engineered Materials Inc.' financial results Portion of the settlement expense is covered by insurance, with the remainder adequately provided for in earlier established reserve Provided company with expedient and cost effective way to place a large block of claims behind it Further reduces future risk and uncertainty associated with this litigation